1st Quarter 2015 Earnings Presentation May 13, 2015

2 FORWARD-LOOKING AND OTHER INFORMATION IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We have recently completed the sale of our recycling and specification alloys and extrusions businesses. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products, and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange- based aluminum prices; (5) increases in the cost of raw materials and energy; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) our ability to retain the services of certain members of our management; (9) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) variability in general economic conditions on a global or regional basis; (15) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (16) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access credit and capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

3 FIRST QUARTER OVERVIEW1  1Q15 Adjusted EBITDA of $55M  Nichols acquisition synergies/growth  Global automotive volumes up 17%  Global aerospace volumes up 3%  Stable N.A. scrap spreads despite P1020 drop  Strong U.S. dollar benefiting EU profitability  Lewisport expansion on schedule  Recycling & extrusions divestitures completed 1Q Adjusted EBITDA ($M)1 $55 $43 $50 $40 $30 $20 $60 $10 $0 1Q15 1Q14 27% 27% year over year Adjusted EBITDA growth; Continued momentum Adjusted EBITDA 1Continuing operations only

RECYCLING AND EXTRUSIONS DIVESTITURES

Completed sales of Recycling and Extrusions businesses, generating a combined $518M[1] in net proceeds

Transaction Highlights

- Funding strategic capital growth
- Enhanced liquidity
  - Fully paid down revolver debt
  - Improved cash position
- Strengthens balance sheet

Adjusted EBITDA per ton ($/t)[2]



$126
$262
$282
1Q14 including Discontinued Operations3
1Q14 Continuing Operations3
1Q15 Continuing Operations

[1]Before working capital adjustments, fees, taxes, and other closing costs
[2]Excludes Voerde shipments in all periods
[3]Adjusted EBITDA per ton calculation for 1Q14 including Discontinued Operations and 1Q14 Continuing Operations reflects volumes of 471kT and165kT and Adjusted EBITDA of $59M and $43M, respectively

Singularly focused on rolled products

4

5 1Q YoY Growth KEY REGIONAL END USES 1Includes Nichols volume in 1Q14 2U.S Census Bureau, April 2015 Volume Drivers  Harsh weather limited shipments  Housing starts down 3% YoY2 N.A. Building & Construction1 2%  Midwest premium volatility  Highly elevated import levels N.A. Distribution1 (4%)  Large trailer backlogs  Increased customer capacity N.A. Truck Trailer1 24%  Competitive pressures  Sluggish European economy Europe Regional Commercial Plate & Sheet (17%)

6 KEY GLOBAL END USES 1IHS Global Insights, 2015  Aerospace market stabilizing  Limited spot opportunities Aerospace 3%  Aluminum content increasing  EU premium builds up 2%1 Automotive 17% 1Q YoY Growth1 Volume Drivers  Strong demand continues  Strong growth offset by capacity constraints Heat Exchanger 1%

Aleris

NICHOLS ACQUISITION UPDATE

Nichols Adjusted EBITDA[1]



5.0
4.0
3.0
2.0
1.0
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

- Metal blending best practices
- Supply chain optimization
  - Decatur closure
  - Freight optimization
  - Lower metal scrap rates
- Enhanced productivity focus
- SG&A reduction

[1]Nichols Adjusted EBITDA shown as a baseline of 1Q13 Adjusted EBITDA

Well timed acquisition; realizing synergy / strategic benefits

7

8 ZHENJIANG, CHINA UPDATE Shipments by Quarter (tons) 1142 1852 1649 2324 2809 3806 3872 5141 1Q13 132 3Q14 2Q14 1Q14 4Q13 3Q13 2Q13 1Q15 4Q14 China volume growth continues; aerospace shipments increasing  Significant shipment growth; high value segments  EBITDA building momentum  Key qualifications now include: - Airbus - Boeing -Bombardier -COMAC

9 LEWISPORT ABS UPDATE Automotive expansion on schedule  Deployed $47M of capital to date  On target on all key milestones  Working with key auto OEMs 2014 2015F 2016F 1Q15 $14 $190-$200 $140 $27 ESTIMATED LEWISPORT ABS CAPEX ($M)

10 ADJUSTED EBITDA BRIDGE 1Q15 vs. 1Q14 ($M) $43 $5 $4 $2 $5 $2 $3 $5 $55 20 25 30 35 40 45 50 55 Commodity Inflation Spreads Price Volume/Mix 1Q14 Base Inflation 1Q15 Currency & Other Productivity

11 NORTH AMERICA  Strong truck trailer; turbulent B&C  Volume increase from Nichols acquisition  Stronger mix within Distribution  Improved pricing and commercial environment  Momentum in scrap spreads Volume (kT) Segment Adjusted EBITDA ($M) 1Q15 Performance 1Q Adjusted EBITDA Bridge ($M) 86 117 120 39% 1Q15 1Q14 PF1 1Q14 $23 $23 $29 1Q14 1Q15 1Q14 PF1 Adj. EBITDA / ton $269 $1971 $240 $23 $4 $4 $3 $35 $15 $30 $25 $20 $10 $5 $0 $1 Spreads $1 Price Volume / Mix 1Q14 1Q15 $29 Other $2 Productivity Base Inflation $2 Commodity Inflation 1Pro forma including Nichols Volume and Adjusted EBITDA in 1Q14

12 NORTH AMERICA SCRAP SPREADS $0.25 $0.90 $0.15 $0.35 $1.00 $0.95 $1.15 $1.10 $1.05 $0.30 $0.20 $1.20 March 2015 March 2014  Maintaining spreads as compared to fourth quarter despite P1020 decline  Scrap availability enhanced due to strong dollar & lower demand in China 1Platts, Aleris Internal Reports, Mar 2015 Weighted PS, MLC, Sheet Spread P1020 (right axis)

13 EUROPE  Strong volume growth in Auto  Aerospace stabilized  Positive cost absorption  Higher margins due to stronger USD  Challenging regional plate & sheet environment  Disappointing productivity Volume (kT)1 Segment Adjusted EBITDA ($M)2 1Q15 Performance 1Q Adjusted EBITDA Bridge ($M) 78 76 1Q14 (3%) 1Q15 $30 $3 $8 $39 $35 $40 $30 $5 $20 $15 $25 $10 $0 Spreads $2 Volume/Mix 1 1Q15 Productivity Base Inflation Currency &Translation / Other $1 1Q14 $30 $39 1Q15 1Q14 Adj. EBITDA / ton $393 $503 1Excludes Voerde shipments in all periods 2Excludes Voerde shipments in calculation of Adjusted EBITDA/ton

14 1Q14 1Q15 PF2 Cash provided (used) by Operating Activities $28 ($63) Capital Expenditures (48) (65) Other / Sales Proceeds (1) 518 Net Cash Before Financing ($19) $389 ABL / Other / Currency 10 (214) Net Cash Flow After Financing ($9) $167 CASH FLOW AND LTM WORKING CAPITAL Net Cash Flow1 Total Working Capital Days3 67 67 75 74 75 21% 20% 21% 18% 18% 50 55 60 65 70 75 80 11 12 13 14 15 16 17 18 19 20 21 22 23 2011 2013 2012 1Q15 2014 1Reflects cash flows of continuing and discontinued operations as permitted by US GAAP 2Pro forma for $57M preliminary working capital adjustment related to Recycling divestiture 3Nichols sales and working capital included in all periods; See appendix for more detail Cash proceeds utilized to pay down debt  Operational improvements allowing for focus on working capital optimization  Provides opportunity for substantial cash flow improvement

15 3/31/2015 3/31/2015 PF 2 Cash $146 $203 ABL 0 0 Notes4 1,000 1,000 Non-Recourse China Loan Facilities4 223 223 Other4 49 49 Net Debt $1,125 $1,068 LTM Adjusted EBITDA $188 $188 Net Debt / Adj.EBITDA 6.0x 5.7x Net Recourse Debt6 / Adj. EBITDA 4.8x 4.5x CAPITAL & LIQUIDITY OVERVIEW Divestitures significantly improve liquidity Capital Structure ($M) Liquidity Summary ($M) $64 $91 $82 $96 $115 $78 $225 $107 $21 $27 1Q15 $50 2015E $325 $190-$200 2014 $121 $14 2013 $188 2012 $315 2011 $142 Maintenance Lewisport ABS Project & Other Upgrades Other Growth Capital Expenditures Summary ($M)1 1Excludes discontinued operations CapEx of $63M, $75M, $50M, $43M in 2011-2014; $15M in 1Q15 2Pro forma for preliminary working capital adjustment related to Recycling divestiture 3Includes discontinued operations 4Amounts exclude applicable discounts 5Continuing Operations only 6Excludes Non-Recourse China Loan Facilities 3/31/2015 3/31/2015 PF2 Cash $146 $203 Availability under ABL facility 381 381 Liquidity $527 $584 5 5

16 2Q15 OUTLOOK  Automotive volume to continue to exceed prior year  Higher aerospace volumes; margins to benefit from a stronger U.S. dollar  Lower coil and sheet volumes due to weakness in Europe & competitive pressures  Continued improvement in volume & margins in North America  Strengthening scrap spreads due to strong U.S. dollar and industry dynamics  Continued downward pressure on Midwest and other regional premiums  Aleris Operating System expected to increase productivity compared to prior year  Expect 2Q15 Adjusted EBITDA to be meaningfully above 2Q14

17 APPENDIX

18 1Q YoY Growth1 NORTH AMERICA VOLUME GROWTH INCLUDING NICHOLS SINCE DATE OF ACQUISITION 1Does not include Nichols volumes in 1Q14 Building & Construction 84% Distribution 8% Truck Trailer 44%

19 1Q ADJUSTED EBITDA RECONCILIATION 2015 2014 Adjusted EBITDA including discontinued operations $65.5 $59.2 Less: Adjusted EBITDA from discontinued operations 10.5 15.8 Adjusted EBITDA from continuing operations 55.0 43.4 Unrealized gains on derivative financial instruments of continuing operations (19.5) (9.6) Impact of recording inventory at fair value through purchase accounting 0.0 0.0 Restructuring charges (2.9) (0.4) Unallocated currency exchange gains on debt 9.8 0.0 Stock-based compensation expense (2.7) (4.2) Start-up costs (3.8) (8.4) Favorable metal price lag 5.6 11.6 Other (6.3) (2.4) EBITDA from continuing operations 35.2 30.0 Interest expense, net (26.6) (26.2) Benefit from (provision for) income taxes 2.3 (0.2) Depreciation and amortization from continuing operations (36.6) (25.1) Income from discontinued operations, net of tax 131.1 3.9 Net income (loss) attributable to Aleris Corporation 105.4 (17.6) Net income from discontinued operations attributable to noncontrolling interest 0.1 0.3 Net income (loss) $105.5 ($17.3) For the three months ended March 31,

20 1Q15 & 1Q14 ADJUSTED EBITDA RECONCILIATION BY SEGMENT 2015 2014 North America Segment income $32.0 $26.9 Favorable metal price lag1 (3.2) (3.7) Segment Adjusted EBITDA2 $28.8 $23.2 Europe Segment income $41.4 $38.1 Favorable metal price lag (2.4) (7.9) Segment Adjusted EBITDA2 $39.1 $30.3 Asia Pacific Segment loss ($1.9) $0.0 Segment Adjusted EBITDA3 ($1.9) $0.0 For the three months ended March 31, 1During the first quarter of 2015, the North America segmented modified its calculation of metal price lag to include the impact of the Midwest Premium. This change reduced segment Adjusted EBITDA for the three months ended March 31, 2015 by approximately $0.5 million. 2Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table. 3There was no difference between segment income and segment Adjusted EBITDA for this segment.

21 WORKING CAPITAL RECONCILIATION 70 70 81 75 19%19% 22% 20% 50 52 54 56 58 60 62 64 66 68 70 72 74 76 78 80 82 11 12 13 14 15 16 17 18 19 20 21 22 23 24 2014 2013 2012 2011 Total Working Capital Days1 1Excludes Nichols working capital and sales prior to acquisition